$575,694,905
                                  (APPROXIMATE)


                               CIT RV TRUST 1999-A


                   THE CIT GROUP SECURITIZATION CORPORATION II
                                     SELLER

                       THE CIT GROUP/SALES FINANCING, INC.
                                    SERVICER

                               SUBJECT TO REVISION

                          TERM SHEET DATED MAY 10, 1999

Credit Suisse First Boston
                    Banc One Capital Markets, Inc.
                                                 Barclays Capital
                                                            Salomon Smith Barney

Proceeds of the assets of the trust and amounts on deposit in the Reserve Account are the sole sources of payments on the securities. None of the securities represents an interest in or obligation of, or is insured or guaranteed by, The CIT Group Securitization Corporation II, The CIT Group/Sales Financing, Inc. or any of their respective affiliates.

This term sheet contains structural and collateral information with respect to CIT RV Trust 1999-A. The information contained in this term sheet is preliminary and will be superseded in its entirety by the information appearing in the prospectus supplement relating to CIT RV Trust 1999-A and the related prospectus. The information contained in this term sheet addresses only certain limited aspects of the securities characteristics and does not purport to provide a complete assessment thereof. The information contained herein may not reflect the impact of all structural characteristics of the securities or any changes made to the structure of the securities after the date hereof. Additional information will be contained in the prospectus supplement and the prospectus. You are urged to read both the prospectus supplement and the prospectus.

Although a registration statement (including a prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the prospectus supplement has not been filed with the SEC. The prospectus supplement will be so filed within two business days or first use as required by SEC rules. Sales of the securities may not be consummated unless the purchaser has received both the prospectus supplement and the prospectus. This term sheet shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities or other applicable laws of any such state or other jurisdiction. The securities have not been approved or disapproved by the SEC or any state securities commission.

                                  $575,694,905
                                  (APPROXIMATE)

                               CIT RV TRUST 1999-A

                   THE CIT GROUP SECURITIZATION CORPORATION II
                                     SELLER

                       THE CIT GROUP/SALES FINANCING, INC.
                                    SERVICER

                               SUBJECT TO REVISION

                          TERM SHEET DATED MAY 10, 1999

o THIS TERM SHEET WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. YOU MAY OBTAIN A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT BY CONTACTING JAY STEINER AT
     (212) 325-4093.

o THIS SUMMARY PROVIDES AN OVERVIEW OF CERTAIN CALCULATIONS, CASH FLOWS AND OTHER INFORMATION TO AID YOUR UNDERSTANDING. FOR A COMPLETE DESCRIPTION OF THESE CALCULATIONS, CASH FLOWS AND OTHER INFORMATION, YOU MUST REFER TO THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.


OFFERED SECURITIES

CIT RV Trust 1999-A will issue the following securities, offered to you pursuant to this prospectus supplement and the prospectus:

o Class A-1 ____% Asset-Backed Notes (the "Class A-1 Notes") in the aggregate principal amount of $189,940,000;

o Class A-2 __% Asset-Backed Notes (the "Class A-2 Notes") in the aggregate principal amount of $104,360,000;

o Class A-3 __% Asset-Backed Notes (the "Class A-3 Notes") in the aggregate principal amount of $109,680,000;

o Class A-4 __% Asset-Backed Notes (the "Class A-4 Notes") in the aggregate principal amount of $86,480,000;

o Class A-5 __% Asset-Backed Notes (the "Class A-5 Notes") in the aggregate principal amount of $45,220,000;

o Class B __% Asset-Backed Notes (the "Class B Notes") in the aggregate principal amount of $28,500,000;

o    __% Asset-Backed Certificates in the aggregate face amount of $11,514,905.

The trust is offering each class of notes as book-entry securities clearing through DTC (in the United States) and Cedel or Euroclear (in Europe). The trust is offering the certificates in fully registered, certificated form.

CLOSING DATE

On or about May 19, 1999.

CUT-OFF DATE

May 1, 1999.

INDENTURE TRUSTEE

FMB Trust Company, N.A.

OWNER TRUSTEE

The Bank of New York.

SELLER

The CIT Group Securitization Corporation II (the "Company" or the "Seller").

SERVICER

The CIT Group/Sales Financing, Inc. ("CITSF" or the "Servicer").

DISTRIBUTION DATES; RECORD DATES

o The trust will make distributions on the securities on the 15th day of each calendar month (or, if it is not a Business Day, the next Business Day), beginning on June 15, 1999 (each, a "Distribution Date").

o Prior to the time that Definitive Notes are issued, the trust will make payments on the notes on each Distribution Date to holders of record at the close of business on the Business Day preceding the Distribution Date and the trust will make payments on the certificates on each Distribution Date to holders of record at the close of business on the last Business Day of the prior calendar month (each, a "Record Date").

o If Definitive Notes are issued, the Record Date for the notes will be the close of business on the last Business Day of the prior calendar month.

INTEREST PAYMENTS

The interest rate and pass-through rate for each class of securities is as specified above. The trust will calculate interest on the securities on the basis of a 360-day year consisting of twelve 30-day months.

The trust will calculate the amount of interest accrued on the securities and due on any Distribution Date by reference to the one month period from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding the current Distribution Date.

On each Distribution Date, the trust will distribute accrued interest to the noteholders at the applicable Interest Rate on the outstanding principal balance on each class of notes and to the certificateholders at the Pass-Through Rate on the outstanding principal balance of the certificates. The trust will not make interest payments to holders of Class B Notes on any Distribution Date until all interest due to the holders of Class A Notes on that Distribution Date has been paid in full. The trust will not make interest payments to certificateholders on any Distribution Date until all interest and principal (other than additional principal distributions) due to the noteholders on that Distribution Date have been paid in full.

PRINCIPAL PAYMENTS

On each Distribution Date the trust will pay principal collections on the Contracts to the securityholders in an amount generally equal to the decrease in the Pool Balance during the related Due Period.

Each "Due Period" is the calendar month that ends prior to a Distribution Date. The initial Due Period will be May 1999.

Principal collections on the Contracts will be paid sequentially as follows:

o to the Class A-1 Notes until the outstanding principal balance of the Class A-1 Notes has been paid in full;

o then, to the Class A-2 Notes until the outstanding principal balance of the Class A-2 Notes has been paid in full;

o then, to the Class A-3 Notes until the outstanding principal balance of the Class A-3 Notes has been paid in full;

o then, to the Class A-4 Notes until the outstanding principal balance of the Class A-4 Notes has been paid in full;

o then, to the Class A-5 Notes until the outstanding principal balance of the Class A-5 Notes has been paid in full;

o then, to the Class B Notes until the outstanding principal balance of the Class B Notes has been paid in full; and

o then, to the certificates until the outstanding principal balance of the certificates has been paid in full.

On the Closing Date, the aggregate outstanding principal amount of the securities will equal 101.8% of the Initial Pool Balance. In order to reduce the securities premium, the trust will pay additional principal on each Distribution Date to the securityholders to the extent of the remaining funds, if any, available for distribution after all other payments due on that Distribution Date have been paid and until the outstanding principal amount of the securities is less than or equal to the Pool Balance. The "Pool Balance" is the outstanding principal balance of the Contracts at any time. The "Initial Pool Balance" equals the Pool Balance as of the Cut-off Date.

The additional principal distribution from the remaining available funds described above will be distributed to the noteholders in sequential order until the notes have been paid in full and then to the certificates until the certificates have been paid in full.

FINAL SCHEDULED DISTRIBUTION DATES

The outstanding principal amount, if any, of each class of securities will be payable in full on the date specified for each below:

o Class A-1 Notes: December 2005 (the "Class A-1 Note Final Scheduled Distribution Date").

o Class A-2 Notes: July 2008 (the "Class A-2 Note Final Scheduled Distribution Date").

o Class A-3 Notes: April 2011 (the "Class A-3 Note Final Scheduled Distribution Date").

o Class A-4 Notes: June 2013 (the "Class A-4 Note Final Scheduled Distribution Date").

o Class A-5 Notes: August 2015 (the "Class A-5 Note Final Scheduled Distribution Date").

o Class B Notes: March 2017 (the "Class B Note Final Scheduled Distribution Date").

o Certificates: November 2019 (the "Certificate Final Scheduled Distribution Date").

The actual date on which the aggregate outstanding principal amount of any class of notes or of the certificates is paid may be earlier than the respective Final Scheduled Distribution Dates set forth above.

ACCELERATED MATURITY DATE

The notes may be accelerated and subject to immediate payment at par plus accrued and unpaid interest upon the occurrence of an Event of Default under the Indenture. So long as the Class A Notes are outstanding, only the holders of the Class A Notes will have the right to declare an Event of Default under the Indenture and to accelerate the notes or to require the sale of the Contracts. So long as the notes are outstanding, the certificateholders will have no right to require the sale of the Contracts. In the case of the declaration of an Event of Default, the notes will be immediately due and payable.

OPTIONAL PURCHASE

Under certain circumstances, CITSF may elect to repurchase all of the remaining Contracts. The repurchase price will be the aggregate Purchase Price for the Contracts (including defaulted Contracts) plus the appraised value of any other property held by the trust (less liquidation expenses). This optional repurchase is known as the "Optional Purchase."

CITSF may exercise the Optional Purchase only after the Pool Balance as of the last day of any Due Period is less than 10% of the Initial Pool Balance. The exercise of an Optional Purchase will effect early retirement of the securities at the unpaid principal amount of the securities plus any accrued and unpaid interest thereon at the applicable Interest Rate or Pass-Through Rate.

AUCTION CALL

The Indenture Trustee must solicit bids from third parties for the purchase of the Contracts which remain in the trust after the first Distribution Date that the Pool Balance is less than 5% of the Initial Pool Balance. This mandatory bid process and related sale, if any, is known as the "Auction Call." The Indenture Trustee may accept third party bids to purchase the Contracts pursuant to the Auction Call only if the bid price is sufficient to pay the Servicer Payment and the unpaid principal amount of the securities plus any accrued and unpaid interest thereon at the applicable Interest Rate or Pass-Through Rate. If the Indenture Trustee does not receive satisfactory bids, the Indenture Trustee is not required to solicit additional bids, to pursue negotiations or to sell the Contracts to any party.

If the Auction Call results in a sale, the Indenture Trustee must pay from the sale proceeds the Servicer Payment and all amounts owing to the holders of securities in the same order as collections received on the Contracts. The expenses of the Auction Call will be paid by the Servicer.

TRUST PROPERTY

The trust will primarily include the following property:

o a pool of simple interest recreation vehicle retail installment sale contracts and direct loans (the "Contracts") secured by the motor homes, fifth wheels, travel trailers, horse trailers and other types of recreation vehicles which are financed thereby (the "Financed Vehicles");

o all monies received under the Contracts on and after the Cut-off Date, exclusive of interest due and payable prior to the Cut-off Date;

o    an assignment of the security interests in the Financed Vehicles;

o the Collection Account, the Certificate Distribution Account and the Note Distribution Account in each case together with the proceeds thereof;

o    the Reserve Account;

o the right to proceeds from claims under certain insurance policies which insure individual Financed Vehicles or the related obligors; and

o certain rights under the Purchase Agreement and the Sale and Servicing Agreement.

THE CONTRACTS

On the Closing Date, the trust will acquire from the Seller Contracts with an aggregate principal balance of approximately $565,515,624. As of the Cut-off Date, the Contracts had the following characteristics:

Range of Contract Rates                           7.50% to 21.24%

Weighted Average Contract Rate                    9.30%

Range of Original Principal Balances              $1,952 to $346,889

Average Original Principal Balance                $41,639

Range of Remaining Principal Balances             $1,277 to $342,675

Average Remaining Principal Balance               $40,876

Range of Original Terms to Maturity               24 to 242 months

Weighted Average Original Term to Maturity        179 months

Range of Remaining Terms to Maturity              13 to 240 months

Weighted Average Remaining Term to Maturity       174 months

Percentage of New/Used Recreation Vehicles by     64.77% / 35.23%
Pool Balance as of the Cut-off Date

The obligors may generally prepay their Contracts at any time without premium or penalty.

CREDIT ENHANCEMENT

RESERVE ACCOUNT

On the Closing Date, the Company will establish an account in the name of the Indenture Trustee (the "Reserve Account") for the benefit of the securityholders. If funds in the Collection Account are insufficient to make required payments of interest and payments of principal due on the securities (other than additional principal distributions), then the Indenture Trustee will have the right to use funds in the Reserve Account to make these payments. The Reserve Account will be funded as follows:

o On the Closing Date one or more affiliates of the Company (the "Lender") will make a loan (the "Loan") to the trust in the amount of $9,670,317.

o Periodically after the Closing Date the Servicer will deposit Excess Collections, if any, in the Reserve Account so that it equals the Specified Reserve Amount for the next Distribution Date.

The Servicer will deposit the amounts collected on the Contracts each month into the Collection Account. "Excess Collections" are generally the amounts that remain in the Collection Account on any Distribution Date after the trust has paid amounts owing to securityholders and the Servicer and has deposited certain amounts into the Reserve Account with respect to interest on the Loan.

Amounts in the Reserve Account may exceed the Specified Reserve Amount on a Distribution Date. If this occurs, the trust will use these excess funds to pay principal and interest due on the Loan or will release the remaining excess funds to the Affiliated Owner.

The "Specified Reserve Amount" with respect to any Distribution Date is generally equal to the greater of:

o the lesser of (a) $9,670, 317 and (b) 2.0% of the principal amount of the Contracts as of the first day of the related Due Period; and

o    $5,655,156 (which is equal to 1.0% of the Initial Pool Balance).

Provided that, prior to the first Distribution Date on which the outstanding principal amount of the securities is less than or equal to the Pool Balance, the Specified Reserve Amount will be $9,670,317.

SUBORDINATION

The Class B Notes will be subordinated to the Class A Notes as follows:

o the trust will not pay interest on the Class B Notes on any Distribution Date until all interest owed on the Class A Notes through that Distribution Date has been paid in full; and

o the trust will not pay principal on the Class B Notes on any Distribution Date until the Class A Notes have been paid in full.

The certificates will be subordinated to the notes as follows:

o the trust will not pay interest on the certificates on any Distribution Date until all principal and interest owed on the notes through that Distribution Date has been paid in full; and

o the trust will not pay principal on the certificates on any Distribution Date until the notes have been paid in full.

MONTHLY ADVANCES

The amounts received under a Contract may not be sufficient to pay interest due under the terms of the Contract (referred to as a "Payment Shortfall"). If a Payment Shortfall occurs, the Servicer may advance funds to the trust to compensate for the Payment Shortfall (referred to as a "Monthly Advance"). The Servicer will make a Monthly Advance only if the Servicer expects to be repaid for the Monthly Advance from future interest collections on the Contract for which the Servicer made such a Monthly Advance. The trust will use future interest collections on a Contract to repay a Servicer's Monthly Advance on the Contract. If the Servicer determines that future interest collections on a Contract will not be sufficient to repay a Monthly Advance, then the trust will repay the Monthly Advance from collections on all Contracts.

The Servicer will not make a Monthly Advance:

o    to cover any principal portion of a Contract payment;

o    on a Contract which the obligor has prepaid in full; and

o    on a Contract which is subject to a Relief Act Reduction.

COLLECTION ACCOUNT; PRIORITY OF DISTRIBUTIONS

On the Closing Date, the Servicer will establish an account in the name of the Indenture Trustee known as the "Collection Account." On a monthly basis, the Servicer will deposit all payments which the Servicer has collected on the Contracts into the Collection Account.

On each Distribution Date, the Indenture Trustee will withdraw funds in the Collection Account to make the following transfers and payments (to the extent sufficient funds are available therefor) in the following order of priority:

(1) reimburse the Servicer for amounts then due for Monthly Advances made on the Contracts and, if the Servicer is not an affiliate of CIT, pay the Servicing Fee for the related Due Period and all accrued and unpaid Servicing Fees owed from prior Due Periods;

(2)     pay interest on the Class A Notes;

(3)     pay interest on the Class B Notes;

(4) pay principal on the Class A Notes equal to the decrease in the Pool Balance during the related Due Period sequentially to the holders of each class of the Class A Notes until paid in full;

(5) after the Class A Notes have been paid in full, pay principal on the Class B Notes equal to the decrease in the Pool Balance during the related Due Period until paid in full;

(6)     pay interest on the certificates;

(7) after the notes have been paid in full, pay principal on the certificates equal to the decrease in the Pool Balance during the related Due Period until the certificates have been paid in full;

(8) if the Servicer is an affiliate of CIT, pay the Servicing Fee for the related Due Period and all accrued and unpaid Servicing Fees owed from prior Due Periods;

(9) deposit into the Reserve Account an amount generally equal to 1.0% per annum of the average outstanding principal amount of the Loan;

(10) pay principal, to the extent of any remaining funds available, sequentially to the holders of each class of the Class A Notes, then to the Class B Notes and then to the certificates until the outstanding principal amount of the securities is less than or equal to the Pool Balance; and

(11)    deposit Excess Collections, if any, into the Reserve Account.

TAX STATUS

For Federal income tax purposes, the notes will constitute indebtedness and the trust will not be characterized as an association taxable as a corporation. Each holder of a note, by the acceptance of a note, will agree to treat the notes as indebtedness and each holder of a certificate, by the acceptance of a certificate, will agree to treat the trust as a partnership in which the holders of the certificates are partners for Federal income tax purposes.

ERISA CONSIDERATIONS

Subject to the considerations discussed under "ERISA Considerations," the notes are eligible for purchase by employee benefit plans. The certificates are not eligible for purchase by employee benefit plans.

RATINGS OF THE SECURITIES

The trust will not issue the securities unless they receive at least the following ratings by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service ("Moody's"):

                                         Rating
                              -------------------------------
                              S&P                     Moody's
                              ---                     -------
Class A Notes                 AAA                     Aaa
Class B Notes                 A                       A2
Certificates                  BBB                     Baa3

A statistical rating agency may lower or withdraw its rating if circumstances so warrant.

                                THE CONTRACT POOL

GENERAL

     CITSF will sell the Contracts to the Company pursuant to a Purchase Agreement to be dated as of May 1, 1999 (the "Purchase Agreement") and the Company will sell the Contracts to the Trust pursuant to the Sale and Servicing Agreement to be dated as of May 1, 1999 (the "Sale and Servicing Agreement"), among the Seller, the Servicer and the Trust.

     CITSF or one of its affiliates purchased the Contracts from Dealers, or originated the Contracts directly using CITSF's underwriting standards or acquired the Contracts from unaffiliated third parties (in which event CITSF reviewed such Contracts to confirm that they conformed to such underwriting standards).

     All of the Contracts are Simple Interest Contracts. A "Simple Interest Contract" is a Contract as to which interest accrues under the simple interest method (i.e., the interest portion of each monthly payment equals the interest on the outstanding principal balance of the related Contract for the number of days since the most recent payment made on such Contract and the balance, if any, of such monthly payment is applied to principal).

     The Contracts were first entered onto CITSF's servicing system (which, typically, represents the date on which CITSF or one of its affiliates funds the purchase of such Contracts from Dealers) between June 1998 and April 1999. All Contracts are retail installment sale contracts or direct loans each of which is secured by recreation vehicles originated by a Dealer and purchased by CITSF or one of its affiliates, originated directly by CITSF or one of its affiliates or acquired by CITSF or one of its affiliates from unaffiliated third parties.

CHARACTERISTICS OF CONTRACTS

     The Contract Pool consists of Contracts having an aggregate unpaid principal balance as of the Cut-off Date of approximately $565,515,624. For the purposes of the discussion of the characteristics of the Contracts on the Cut-off Date contained herein, the principal balance of each Contract is the unpaid principal balance as of the Cut-off Date.

     The Contracts were selected from CITSF's portfolio of recreation vehicle retail installment sale contracts and direct loans based on several criteria, including the following:

     (1)  each Contract was originated in the United States of America;

     (2)  each Contract has a Contract Rate equal to or greater than 7.50%;

     (3) each Contract provides for level monthly payments which include interest at the related Contract Rate and, if paid in accordance with its schedule, fully amortizes the amount financed over an original term of no greater than 242 months;

     (4) as of the Cut-off Date, the most recent scheduled payment of principal and interest, if any, on each Contract was made by or on behalf of the related Obligor or was not delinquent more than 29 days;

     (5) no Financed Vehicle has been repossessed without reinstatement as of the Cut-off Date;

     (6) as of the Cut-off Date, no Obligor on any Contract was the subject of a bankruptcy proceeding;

     (7) as of the Cut-off Date, each Contract has a remaining principal balance of not less than $1,000 and not more than $350,000; and

     (8) as of the Cut-off Date, none of the Paid Ahead Simple Interest Contracts in the Contract Pool were paid ahead more than six monthly scheduled payments.

     As of the Cut-off Date, the Contract Pool had the following characteristics:

     Range of Contract Rates                           7.50% to 21.24%
     Weighted average Contract Rate                    9.30%
     Range of original principal balances              $1,952 to $346,889
     Average original principal balance                $41,639
     Range of remaining principal balances             $1,277 to 342,675
     Average remaining principal balance               $40,876
     Range of original terms to maturity               24 to 242 months
     Weighted average original term to maturity        179 months
     Range of remaining terms to maturity              13 to 240 months
     Weighted average remaining term to maturity       174 months
     Percentage of new/used Recreation                 64.77%/35.23%
       Vehicles at time of origination
       (by principal balance)
     Allocation by Collateral Type
      (by outstanding principal balance):
       Motor Homes                                     $456,291,245       80.69%
       Fifth Wheels                                      57,663,174       10.20%
       Travel Trailers                                   42,394,895        7.50%
       Other                                              9,166,310        1.62%

     Set forth below is a description of certain characteristics of the Contracts.

                                                        GEOGRAPHICAL DISTRIBUTION OF CONTRACTS (1)
                                                        % OF CONTRACT                                             % OF CONTRACT
                                NUMBER OF              POOL BY NUMBER              AGGREGATE PRINCIPAL          POOL BY PRINCIPAL
                             CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING         BALANCE OUTSTANDING
STATE                          CUT-OFF DATE             CUT-OFF DATE               AS OF CUT-OFF DATE          AS OF CUT-OFF DATE
-----                          ------------             ------------               ------------------          ------------------
Alabama..................          195                      1.41%                     $  11,084,040                  1.96%
Alaska...................           22                      0.16                          1,966,042                  0.35
Arizona..................          649                      4.69                         25,003,670                  4.42
Arkansas.................          304                      2.20                         10,499,531                  1.86
California...............        2,138                     15.45                         85,098,984                 15.05
Colorado.................          365                      2.64                         17,370,993                  3.07
Connecticut..............          141                      1.02                          4,413,749                  0.78
Delaware.................           19                      0.14                          1,373,773                  0.24
District of Columbia.....            3                      0.02                            170,451                  0.03
Florida..................          884                      6.39                         44,683,790                  7.90
Georgia..................          283                      2.05                         10,609,301                  1.88
Hawaii...................            3                      0.02                            133,941                  0.02
Idaho....................           47                      0.34                          2,649,458                  0.47
Illinois.................          336                      2.43                         14,707,003                  2.60
Indiana..................          170                      1.23                          6,769,830                  1.20
Iowa.....................           50                      0.36                          2,252,325                  0.40
Kansas...................          287                      2.07                          8,178,164                  1.45
Kentucky.................           53                      0.38                          2,415,679                  0.43
Louisiana................          132                      0.95                          6,392,505                  1.13
Maine....................           82                      0.59                          3,083,867                  0.55
Maryland.................          197                      1.42                          7,281,859                  1.29
Massachusetts............          233                      1.68                          6,671,164                  1.18
Michigan.................           79                      0.57                          5,187,399                  0.92
Minnesota................           95                      0.69                          5,342,727                  0.94
Mississippi..............           90                      0.65                          2,706,156                  0.48
Missouri.................          673                      4.86                         19,335,189                  3.42
Montana..................           40                      0.29                          1,976,240                  0.35
Nebraska.................           41                      0.30                          1,334,055                  0.24
Nevada...................          250                      1.81                          9,865,500                  1.74
New Hampshire............          108                      0.78                          3,327,899                  0.59
New Jersey...............          201                      1.45                          7,407,440                  1.31
New Mexico...............          103                      0.74                          4,695,446                  0.83
New York.................          434                      3.14                         19,230,636                  3.40
North Carolina...........          281                      2.03                          9,781,359                  1.73
North Dakota.............            8                      0.06                            330,015                  0.06
Ohio.....................          139                      1.00                          9,515,620                  1.68
Oklahoma.................          633                      4.58                         17,960,711                  3.18
Oregon...................          399                      2.88                         21,802,498                  3.86
Pennsylvania.............          228                      1.65                         10,914,725                  1.93
Rhode Island.............           60                      0.43                          1,567,388                  0.28
South Carolina...........          114                      0.82                          4,264,159                  0.75
South Dakota.............           19                      0.14                          1,067,991                  0.19
Tennessee................          189                      1.37                          7,358,650                  1.30
Texas....................        2,165                     15.65                         86,090,305                 15.22
Utah.....................           48                      0.35                          2,760,404                  0.49
Vermont..................           23                      0.17                          1,240,781                  0.22
Virginia.................          129                      0.93                          6,499,922                  1.15
Washington...............          559                      4.04                         26,158,895                  4.63
West Virginia............           35                      0.25                          1,155,669                  0.20
Wisconsin................           75                      0.54                          3,020,703                  0.53
Wyoming..................           24                      0.17                            807,021                   0.14
                                ------                    ------                       ------------                 ------
   Total.................       13,835                    100.00%(2)                   $565,515,624                  100.00%(2)

------------

(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.

(2)  May not equal 100% due to rounding.

                                                       RANGE OF CONTRACT RATES
                                                               % OF CONTRACT                                          % OF CONTRACT
                                       NUMBER OF             POOL BY NUMBER           AGGREGATE PRINCIPAL         POOL BY PRINCIPAL
            RANGE OF                CONTRACTS AS OF       OF CONTRACTS AS OF          BALANCE OUTSTANDING        BALANCE OUTSTANDING
        CONTRACT RATES               CUT-OFF DATE             CUT-OFF DATE             AS OF CUT-OFF DATE         AS OF CUT-OFF DATE
        --------------              ---------------       ------------------          -------------------        -------------------
7.50%-7.99%......................           734                    5.31%                 $ 81,384,015                   14.39%
8.00%-8.99%......................         3,153                   22.79                   244,461,443                   43.23
9.00%-9.99%......................         3,273                   23.66                   121,768,067                   21.53
10.00%-10.99%....................         2,389                   17.27                    56,799,964                   10.04
11.00%-11.99%....................         1,571                   11.36                    27,900,749                    4.93
12.00%-12.99%....................         1,156                    8.36                    16,511,565                    2.92
13.00%-13.99%....................           771                    5.57                     8,759,001                    1.55
14.00%-14.99%....................           415                    3.00                     4,292,556                    0.76
15.00%-15.99%....................           187                    1.35                     1,738,008                    0.31
16.00%-16.99%....................            92                    0.66                       869,606                    0.15
17.00%-17.99%....................            54                    0.39                       597,718                    0.11
18.00%-18.99%....................            29                    0.21                       372,290                    0.07
19.00%-19.99%....................             3                    0.02                        22,141                    0.00
20.00%-20.99%....................             6                    0.04                        31,665                    0.01
21.00%-21.99%....................             2                    0.01                         6,838                    0.00
                                         ------                  ------                  ------------                  ------
    Total........................        13,835                  100.00%(1)              $565,515,624                  100.00%(1)

------------

(1)   May not equal 100% due to rounding.

                                                    RANGE OF REMAINING MATURITIES
                                                                 % OF CONTRACT                                     % OF CONTRACT
                                           NUMBER OF            POOL BY NUMBER        AGGREGATE PRINCIPAL        POOL BY PRINCIPAL
        RANGE OF REMAINING              CONTRACTS AS OF       OF CONTRACTS AS OF      BALANCE OUTSTANDING       BALANCE OUTSTANDING
        MATURITY IN MONTHS                CUT-OFF DATE           CUT-OFF DATE          AS OF CUT-OFF DATE       AS OF CUT-OFF DATE
        ------------------              ---------------       ------------------      -------------------       -------------------
12-24 ..............................             78                  0.56%                $    256,873                 0.05%
25-36 ..............................            196                  1.42                      920,836                 0.16
37-48 ..............................            257                  1.86                    1,807,825                 0.32
49-60 ..............................            647                  4.68                    5,971,186                 1.06
61-72 ..............................            251                  1.81                    2,356,992                 0.42
73-84 ..............................            796                  5.75                    8,486,044                 1.50
85-96 ..............................            500                  3.61                    5,371,647                 0.95
97-108 .............................             73                  0.53                    1,526,625                 0.27
109-120.............................          2,237                 16.17                   41,279,616                 7.30
121-132.............................             60                  0.43                    1,912,723                 0.34
133-144.............................          2,844                 20.56                   61,772,105                10.92
145-156.............................             37                  0.27                    2,718,347                 0.48
157-168.............................            103                  0.74                    6,925,346                 1.22
169-180.............................          4,781                 34.56                  299,440,951                52.95
181-192.............................              9                  0.07                      672,527                 0.12
193-204.............................             36                  0.26                    2,792,407                 0.49
205-216.............................              7                  0.05                      657,687                 0.12
217-228.............................             15                  0.11                    2,291,428                 0.41
229-240.............................            908                  6.56                  118,354,459                20.93
                                             ------                ------                 ------------               ------
    Total...........................         13,835                100.00%(1)             $565,515,624               100.00%(1)

------------

(1)   May not equal 100% due to rounding.

                     MATURITY AND PREPAYMENT CONSIDERATIONS

     Each Contract is prepayable at any time without any penalty. If prepayments are received on the Contracts, the actual weighted average life of the Contracts will be shorter than the scheduled weighted average life, which is based on the assumption that payments will be made as scheduled and that no prepayments will be made. For this purpose the term "prepayments" includes, among other items, voluntary prepayments by Obligors, regular installment payments made in advance of their scheduled due dates, liquidations due to default, proceeds from physical damage, credit life and credit disability insurance policies, if any, and purchases by CITSF or the Servicer of certain Contracts as described herein. Weighted average life means the average amount of time during which each dollar of principal on a Contract is outstanding. The rate of prepayments on the Contracts may be influenced by a variety of economic, social and other factors. Any reinvestment risk resulting from the rate of prepayment of the Contracts and the distribution of such prepayments to securityholders will be borne entirely by the securityholders. In addition, early retirement of the securities may be effected by (1) the exercise of the option of CITSF to purchase all of the Contracts remaining in the Trust when the aggregate principal balance of the Contracts is 10% or less of the Initial Pool Balance, (2) the sale by the Indenture Trustee (or, if the notes have been paid in full and the Indenture has been discharged in accordance with its terms, the Owner Trustee) of all of the Contracts remaining in the Trust when the Pool Balance is 5% or less of the Initial Pool Balance or (3) an Event of Default and acceleration of the notes.

     The rate of principal payments (including prepayments) on pools of recreation vehicle retail installment sale contracts and direct loans may be influenced by a variety of economic, geographic, social and other factors. In general, if prevailing interest rates were to fall significantly below the Contract Rates on the Contracts, the Contracts could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the Contract Rates on the Contracts. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on the Contracts would generally be expected to decrease. No assurance can be given as to the influence of these factors on the actual prepayment experience of the Contracts.

     CITSF is not aware of any publicly available industry statistics that set forth principal prepayment experience for recreation vehicle retail installment sale contracts and direct loans similar to the Contracts over an extended period of time, and its experience with respect to recreation vehicle receivables included in its portfolio is insufficient to draw any specific conclusions with respect to the expected prepayment rates on the Contracts.

CERTAIN PAYMENT DATA

     Certain statistical information relating to the payment behavior of recreation vehicle retail installment sale contracts and direct loans originated by CITSF directly or through Dealers is set forth below. In evaluating the information contained in this table and its relationship to the expected prepayment behavior of the Contracts, you should consider that the information set forth below reflects, with respect to contracts originated in a given year, all principal payments made in respect of such contracts in a given year, including regularly scheduled payments, liquidation or insurance proceeds applied to principal of such contracts, as well as principal prepayments made by or on behalf of the obligors on the contracts in advance of the date on which such principal payment was scheduled to be made. The information set forth below also reflects charge-offs of the contracts during a given year. In addition, the Company has not performed any statistical analysis to determine whether the contracts to which the table relates constitute a statistically significant sample of recreation vehicle retail installment sale contracts and direct loans for purposes of determining expected payment behavior. Payment rates on the contracts are influenced by a number of economic, social and other factors. Certain of the contracts included in the table below were originated with underwriting criteria that differ from the underwriting criteria under which the Contracts were originated. Furthermore, no assurance can be given that the prepayment experience of the Contracts will exhibit payment behavior similar to the behavior summarized in the following table. In addition to the foregoing, prospective securityholders should consider that the table set forth below is limited to the period covered therein and thus cannot reflect the effects, if any, of aging on the payment behavior of recreation vehicle retail installment sale contracts and direct loans beyond such periods. As a result, investors should not draw any conclusions regarding the prepayment rate of the Contracts from the information presented in the table below. Each investor must make its own assumptions regarding the prepayment rate of the Contracts.

     The following table sets forth, with respect to all of the recreation vehicle retail installment sale contracts and direct loans originated by CITSF directly or through Dealers (excluding contracts purchased in bulk) in each year since 1993, the aggregate initial principal balance of the contracts originated in such year, the approximate aggregate principal balance outstanding on the contracts originated in such year as of the last day of such year and the approximate aggregate principal balance outstanding on the contracts originated in such year as of the end of each subsequent year.

                INFORMATION REGARDING PRINCIPAL REDUCTION ON RECREATION VEHICLE RETAIL
                   INSTALLMENT SALE CONTRACTS AND DIRECT LOANS ORIGINATED BY CITSF
                                        (DOLLARS IN MILLIONS)
                                                              YEAR OF ORIGINATION
                                              ------------------------------------------------------
                                               1993      1994     1995      1996      1997     1998
                                              ------    ------   ------    ------    ------   ------
Approximate Volume (1)(2) .................   $405.9    $294.5   $417.3    $452.7    $672.1   $792.6
Approximate Aggregate Principal
  Balance(3):
December 31, 1993 .........................    354.4
December 31, 1994 .........................    274.0     260.7
December 31, 1995 .........................    213.2     208.2    371.9
December 31, 1996 .........................    162.3     156.8    271.9     406.1
December 31, 1997 .........................    120.1     118.6    194.2     306.3     609.7
December 31, 1998 .........................     87.8      87.1    137.7     221.5     449.1    711.4

----------
(1) Volume represents aggregate initial principal balance of each contract originated in a particular year.

(2) Includes contracts sold by CITSF in previous securitizations which CITSF is servicing.

(3) Approximate aggregate principal balance as of any date represents the approximate aggregate principal balance outstanding at the end of the indicated year on each contract originated in a particular year.

PAID-AHEAD SIMPLE INTEREST CONTRACTS

     If an Obligor, in addition to making his regularly scheduled payment, makes one or more additional scheduled payments in any Due Period (for example, because the Obligor intends to be on vacation the following month), the additional scheduled payments made in such Due Period will be treated as a principal prepayment and applied to reduce the principal balance of the related Contract in such Due Period and, unless otherwise requested by the Obligor, the Obligor will not be required to make any scheduled payment in respect of such Contract (a "Paid-Ahead Simple Interest Contract") for the number of due dates corresponding to the number of such additional scheduled payments (the "Paid-Ahead Period"). During the Paid-Ahead Period, interest will continue to accrue on the principal balance of the Contract, as reduced by the application of the additional scheduled payments made in the Due Period in which such Contract became a Paid-Ahead Simple Interest Contract. The Obligor's Contract would not be considered delinquent during the Paid-Ahead Period. A Payment Shortfall with respect to such Contract will exist during each Due Period occurring during the Paid-Ahead Period and the Servicer may be required to make a Monthly Advance in respect of such Payment Shortfall; however, no Monthly Advances will be made in respect of principal in respect of a Paid-Ahead Simple Interest Contract.

     When the Obligor resumes his required payments following the Paid-Ahead Period, the payments so paid may be insufficient to cover the interest that has accrued since the last payment by the Obligor. Notwithstanding such insufficiency, the Obligor's Contract would be considered current. This situation will continue until the regularly scheduled payments are once again sufficient to cover all accrued interest and to reduce the principal balance of the Contract. Depending on the principal balance and Contract Rate of the related Contract, and on the number of payments that were paid-ahead, there may be extended periods of time during which Contracts that are current are not amortizing. During such periods, no distributions in respect of principal will be made to the securityholders with respect to such Contracts.

     Paid-Ahead Simple Interest Contracts will affect the weighted average life of the securities. The distribution of the paid-ahead amount on the Distribution Date following the Due Period in which such amount was received will generally shorten the weighted average life of the securities. However, depending on the length of time during which a Paid-Ahead Simple Interest Contract is not amortizing as described above, the weighted average life of the securities may be extended. In addition, to the extent the Servicer makes Monthly Advances with respect to a Paid-Ahead Simple Interest Contract which subsequently goes into default, because Liquidation Proceeds with respect to such Contract will be applied first to reimburse the Servicer for such Monthly Advances, the loss with respect to such Contract may be larger than would have been the case had such Monthly Advances not been made.

     As of the Cut-off Date, approximately 12.45% of the number of Contracts in the Contract Pool were Paid-Ahead Simple Interest Contracts, with at least one paid-ahead scheduled monthly payment. CITSF's portfolio of recreation vehicle retail installment sale contracts and direct loans has historically included contracts which have been paid-ahead by one or more scheduled monthly payments. There can be no assurance as to the number of Contracts which may become Paid-Ahead Simple Interest Contracts or the number or the principal amount of the scheduled payments which may be paid-ahead.

WEIGHTED AVERAGE LIFE OF THE SECURITIES

     Prepayments on recreation vehicle retail installment sale contracts and direct loans can be measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts. ABS further assumes that all the Contracts are the same size and amortize at the same rate and that each Contract in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1.0% ABS rate means that 100 contracts prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of contracts including the Contracts.

     As the rate of payments of principal of the notes and in respect of the Certificate Balance will depend on the rate of payment (including prepayments) of the principal balance of the Contracts and the rate at which Contracts become Liquidated Contracts, final payment of each class of the notes could occur significantly earlier than their respective Note Final Scheduled Distribution Dates. The final distribution in respect of the certificates also could occur prior to the Certificate Final Scheduled Distribution Date. Reinvestment risk associated with early payment of the securities will be borne exclusively by the securityholders.

     The tables captioned "Percent of Initial Note Principal Balance at Various ABS Percentages" and "Percent of Original Certificate Balance at Various ABS Percentages" (the "ABS Table") have been prepared on the basis of certain characteristics of the Contracts. The ABS Table was prepared assuming that (1) the Contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (2) each scheduled monthly payment on the Contracts is made on the last day of each month and each Contract accrues to 30 days each month, (3) payments on the notes and distributions on the certificates are made on each Distribution Date (and each such date is assumed to be the fifteenth day of each applicable month), (4) the Closing Date occurs on May 19, 1999 and (5) CITSF exercises its option to purchase the Contracts as specified under "The Purchase Agreements and The Trust Documents--Termination" herein and in the Prospectus. The ABS Table indicates the projected weighted average life of each class of the notes and the certificates and sets forth the percent of the initial principal amount of each class of the notes and the percent of the Original Certificate Balance that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

     The ABS Table also assumes that the Contracts have been aggregated into four hypothetical pools with all of the Contracts within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, weighted average APR, weighted average original term to maturity and weighted average remaining term to maturity as of the Cut-off Date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                                                                          WEIGHTED AVERAGE
                     AGGREGATE                WEIGHTED AVERAGE             ORIGINAL TERM              WEIGHTED AVERAGE
                 PRINCIPAL BALANCE             CONTRACT RATE             TO MATURITY (MONTHS)         SEASONING (MONTHS)
                 -----------------            ----------------           --------------------         -----------------
Pool 1 ........    $67,977,643.41                 11.12%                        103                          6
Pool 2 ........    $63,684,828.33                 10.41%                        144                          5
Pool 3 ........   $309,084,644.05                  9.04%                        180                          6
Pool 4 ........   $124,768,508.19                  8.40%                        239                          5

     The information included in the following tables may constitute forward-looking statements within the meaning of Section 7A of the Securities Act of 1933, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Contracts to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The actual characteristics and performance of the Contracts will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Contracts will prepay at a constant level of ABS until maturity or that all of the Contracts will prepay at the same level of ABS. Moreover, the diverse terms of Contracts within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Contracts are as assumed. Any difference between such assumptions and actual characteristics and performance of the Contracts or actual prepayment experience will affect the percentages of initial balances outstanding over time and weighted average lives of the notes and the certificates.

                             PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES (1)

                                                                             CLASS A-1 NOTES

Distribution Date                       0.0%        0.5%         1.0%        1.2%        1.4%        1.6%         1.8%        2.0%
-----------------                       ----        ----         ----        ----        ----        ----         ----        ----
Initial Percentage                      100%        100%         100%        100%        100%        100%         100%        100%
5/15/00                                  83%         65%          47%         39%         31%         23%          14%          6%
5/15/01                                  70%         37%           1%          0%          0%          0%           0%          0%
5/15/02                                  56%          8%           0%          0%          0%          0%           0%          0%
5/15/03                                  41%          0%           0%          0%          0%          0%           0%          0%
5/15/04                                  24%          0%           0%          0%          0%          0%           0%          0%
5/15/05                                   5%          0%           0%          0%          0%          0%           0%          0%
5/15/06                                   0%          0%           0%          0%          0%          0%           0%          0%
5/15/07                                   0%          0%           0%          0%          0%          0%           0%          0%
5/15/08                                   0%          0%           0%          0%          0%          0%           0%          0%
5/15/09                                   0%          0%           0%          0%          0%          0%           0%          0%
5/15/10                                   0%          0%           0%          0%          0%          0%           0%          0%
5/15/11                                   0%          0%           0%          0%          0%          0%           0%          0%
5/15/12                                   0%          0%           0%          0%          0%          0%           0%          0%
5/15/13                                   0%          0%           0%          0%          0%          0%           0%          0%
5/15/14                                   0%          0%           0%          0%          0%          0%           0%          0%
                                      --------------------------------------------------------------------------------------------
Weighted Average Life (years) (2)       3.3         1.6          1.0         0.9         0.7         0.7          0.6         0.5

                                                                           CLASS A-2 NOTES

Distribution Date                     0.0%        0.5%         1.0%        1.2%        1.4%        1.6%         1.8%        2.0%
-----------------                     ----        ----         ----        ----        ----        ----         ----        ----
Initial Percentage                    100%        100%         100%        100%        100%        100%         100%        100%
5/15/00                               100%        100%         100%        100%        100%        100%         100%        100%
5/15/01                               100%        100%         100%         74%         46%         18%           0%          0%
5/15/02                               100%        100%          22%          0%          0%          0%           0%          0%
5/15/03                               100%         65%           0%          0%          0%          0%           0%          0%
5/15/04                               100%         16%           0%          0%          0%          0%           0%          0%
5/15/05                               100%          0%           0%          0%          0%          0%           0%          0%
5/15/06                                72%          0%           0%          0%          0%          0%           0%          0%
5/15/07                                30%          0%           0%          0%          0%          0%           0%          0%
5/15/08                                 0%          0%           0%          0%          0%          0%           0%          0%
5/15/09                                 0%          0%           0%          0%          0%          0%           0%          0%
5/15/10                                 0%          0%           0%          0%          0%          0%           0%          0%
5/15/11                                 0%          0%           0%          0%          0%          0%           0%          0%
5/15/12                                 0%          0%           0%          0%          0%          0%           0%          0%
5/15/13                                 0%          0%           0%          0%          0%          0%           0%          0%
5/15/14                                 0%          0%           0%          0%          0%          0%           0%          0%
                                    ------------------------------------------------------------------------------------------
Weighted Average Life (years) (2)     7.6         4.3          2.7         2.3         2.0         1.8          1.6         1.4


                                                                           CLASS A-3 NOTES

Distribution Date                     0.0%        0.5%         1.0%        1.2%        1.4%        1.6%         1.8%        2.0%
-----------------                     ----        ----         ----        ----        ----        ----         ----        ----
Initial Percentage                    100%        100%         100%        100%        100%        100%         100%        100%
5/15/00                               100%        100%         100%        100%        100%        100%         100%        100%
5/15/01                               100%        100%         100%        100%        100%        100%          89%         61%
5/15/02                               100%        100%         100%         84%         47%          8%           0%          0%
5/15/03                               100%        100%          51%          5%          0%          0%           0%          0%
5/15/04                               100%        100%           0%          0%          0%          0%           0%          0%
5/15/05                               100%         70%           0%          0%          0%          0%           0%          0%
5/15/06                               100%         28%           0%          0%          0%          0%           0%          0%
5/15/07                               100%          0%           0%          0%          0%          0%           0%          0%
5/15/08                                97%          0%           0%          0%          0%          0%           0%          0%
5/15/09                                62%          0%           0%          0%          0%          0%           0%          0%
5/15/10                                25%          0%           0%          0%          0%          0%           0%          0%
5/15/11                                 0%          0%           0%          0%          0%          0%           0%          0%
5/15/12                                 0%          0%           0%          0%          0%          0%           0%          0%
5/15/13                                 0%          0%           0%          0%          0%          0%           0%          0%
5/15/14                                 0%          0%           0%          0%          0%          0%           0%          0%
                                    --------------------------------------------------------------------------------------------
Weighted Average Life (years) (2)    10.3         6.5          4.1         3.5         3.0         2.6          2.3         2.1

                                                                             CLASS A-4 NOTES

Distribution Date                       0.0%        0.5%         1.0%        1.2%        1.4%        1.6%         1.8%        2.0%
-----------------                       ----        ----         ----        ----        ----        ----         ----        ----
Initial Percentage                      100%        100%         100%        100%        100%        100%         100%        100%
5/15/00                                 100%        100%         100%        100%        100%        100%         100%        100%
5/15/01                                 100%        100%         100%        100%        100%        100%         100%        100%
5/15/02                                 100%        100%         100%        100%        100%        100%          60%          9%
5/15/03                                 100%        100%         100%        100%         46%          0%           0%          0%
5/15/04                                 100%        100%          83%         15%          0%          0%           0%          0%
5/15/05                                 100%        100%          10%          0%          0%          0%           0%          0%
5/15/06                                 100%        100%           0%          0%          0%          0%           0%          0%
5/15/07                                 100%         85%           0%          0%          0%          0%           0%          0%
5/15/08                                 100%         44%           0%          0%          0%          0%           0%          0%
5/15/09                                 100%          8%           0%          0%          0%          0%           0%          0%
5/15/10                                 100%          0%           0%          0%          0%          0%           0%          0%
5/15/11                                  84%          0%           0%          0%          0%          0%           0%          0%
5/15/12                                  39%          0%           0%          0%          0%          0%           0%          0%
5/15/13                                   0%          0%           0%          0%          0%          0%           0%          0%
5/15/14                                   0%          0%           0%          0%          0%          0%           0%          0%
                                     ---------------------------------------------------------------------------------------------
Weighted Average Life (years) (2)      12.8         8.9          5.5         4.6         4.0         3.5          3.1         2.8


                                                                             CLASS A-5 NOTES

Distribution Date                       0.0%        0.5%         1.0%        1.2%        1.4%        1.6%         1.8%        2.0%
-----------------                       ----        ----         ----        ----        ----        ----         ----        ----
Initial Percentage                      100%        100%         100%        100%        100%        100%         100%        100%
5/15/00                                 100%        100%         100%        100%        100%        100%         100%        100%
5/15/01                                 100%        100%         100%        100%        100%        100%         100%        100%
5/15/02                                 100%        100%         100%        100%        100%        100%         100%        100%
5/15/03                                 100%        100%         100%        100%        100%         71%           0%          0%
5/15/04                                 100%        100%         100%        100%          0%          0%           0%          0%
5/15/05                                 100%        100%         100%          0%          0%          0%           0%          0%
5/15/06                                 100%        100%           0%          0%          0%          0%           0%          0%
5/15/07                                 100%        100%           0%          0%          0%          0%           0%          0%
5/15/08                                 100%        100%           0%          0%          0%          0%           0%          0%
5/15/09                                 100%        100%           0%          0%          0%          0%           0%          0%
5/15/10                                 100%         53%           0%          0%          0%          0%           0%          0%
5/15/11                                 100%          0%           0%          0%          0%          0%           0%          0%
5/15/12                                 100%          0%           0%          0%          0%          0%           0%          0%
5/15/13                                  79%          0%           0%          0%          0%          0%           0%          0%
5/15/14                                   0%          0%           0%          0%          0%          0%           0%          0%
                                     ---------------------------------------------------------------------------------------------
Weighted Average Life (years) (2)      14.3        11.0          6.5         5.5         4.7         4.1          3.6         3.2

                                                                              CLASS B NOTES

Distribution Date                       0.0%        0.5%         1.0%        1.2%        1.4%        1.6%         1.8%        2.0%
-----------------                       ----        ----         ----        ----        ----        ----         ----        ----
Initial Percentage                      100%        100%         100%        100%        100%        100%         100%        100%
5/15/00                                 100%        100%         100%        100%        100%        100%         100%        100%
5/15/01                                 100%        100%         100%        100%        100%        100%         100%        100%
5/15/02                                 100%        100%         100%        100%        100%        100%         100%        100%
5/15/03                                 100%        100%         100%        100%        100%        100%           0%          0%
5/15/04                                 100%        100%         100%        100%          0%          0%           0%          0%
5/15/05                                 100%        100%         100%          0%          0%          0%           0%          0%
5/15/06                                 100%        100%           0%          0%          0%          0%           0%          0%
5/15/07                                 100%        100%           0%          0%          0%          0%           0%          0%
5/15/08                                 100%        100%           0%          0%          0%          0%           0%          0%
5/15/09                                 100%        100%           0%          0%          0%          0%           0%          0%
5/15/10                                 100%        100%           0%          0%          0%          0%           0%          0%
5/15/11                                 100%          0%           0%          0%          0%          0%           0%          0%
5/15/12                                 100%          0%           0%          0%          0%          0%           0%          0%
5/15/13                                 100%          0%           0%          0%          0%          0%           0%          0%
5/15/14                                   0%          0%           0%          0%          0%          0%           0%          0%
                                     ---------------------------------------------------------------------------------------------
Weighted Average Life (years) (2)      14.5        11.3          6.7         5.6         4.8         4.2          3.7         3.3

(1) Assumes the exercise by CITSF of its option to purchase all of the Contracts on the Distribution Date on which the Pool Balance as of the last day of the related Due Period is 10% or less of the Initial Pool Balance.

(2) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment of the note by the number of years from the date of the issuance of the note to the related Distribution Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

     THE COMPANY PREPARED THE FOREGOING TABLES BASED ON THE ASSUMPTIONS DESCRIBED ABOVE (INCLUDING THE ASSUMPTIONS REGARDING THE CHARACTERISTICS AND PERFORMANCE OF THE CONTRACTS WHICH WILL DIFFER FROM THE ACTUAL CHARACTERISTICS AND PERFORMANCE). REMEMBER THESE ASSUMPTIONS WHEN YOU REVIEW THESE TABLES.

                                PERCENT OF ORIGINAL CERTIFICATE BALANCE AT VARIOUS ABS PERCENTAGES(1)

                                                                             CERTIFICATES

Distribution Date                      0.0%        0.5%         1.0%        1.2%        1.4%        1.6%         1.8%        2.0%
-----------------                      ----        ----         ----        ----        ----        ----         ----        ----
Initial Percentage                     100%        100%         100%        100%        100%        100%         100%        100%
5/15/00                                100%        100%         100%        100%        100%        100%         100%        100%
5/15/01                                100%        100%         100%        100%        100%        100%         100%        100%
5/15/02                                100%        100%         100%        100%        100%        100%         100%        100%
5/15/03                                100%        100%         100%        100%        100%        100%           0%          0%
5/15/04                                100%        100%         100%        100%          0%          0%           0%          0%
5/15/05                                100%        100%         100%          0%          0%          0%           0%          0%
5/15/06                                100%        100%           0%          0%          0%          0%           0%          0%
5/15/07                                100%        100%           0%          0%          0%          0%           0%          0%
5/15/08                                100%        100%           0%          0%          0%          0%           0%          0%
5/15/09                                100%        100%           0%          0%          0%          0%           0%          0%
5/15/10                                100%        100%           0%          0%          0%          0%           0%          0%
5/15/11                                100%          0%           0%          0%          0%          0%           0%          0%
5/15/12                                100%          0%           0%          0%          0%          0%           0%          0%
5/15/13                                100%          0%           0%          0%          0%          0%           0%          0%
5/15/14                                  0%          0%           0%          0%          0%          0%           0%          0%
                                     --------------------------------------------------------------------------------------------
Weighted Average Life (years) (2)     14.5        11.3          6.7         5.6         4.8         4.2          3.7         3.3

----------------

(1) Assumes the exercise by CITSF of its option to purchase all of the Contracts on the Distribution Date on which the Pool Balance as of the last day of the related Due Period is 10% or less of the Initial Pool Balance.

(2) The weighted average life of a certificate is determined by (a) multiplying in the amount of each principal payment on the certificate by the number of years from the date of the issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the related initial face amount of the certificate.

     THE COMPANY PREPARED THE FOREGOING TABLE BASED ON THE ASSUMPTIONS DESCRIBED ABOVE (INCLUDING THE ASSUMPTIONS REGARDING THE CHARACTERISTICS AND PERFORMANCE OF THE CONTRACTS WHICH WILL DIFFER FROM THE ACTUAL CHARACTERISTICS AND PERFORMANCE). REMEMBER THESE ASSUMPTIONS WHEN YOU REVIEW THIS TABLE.


                       YIELD AND PREPAYMENT CONSIDERATIONS

     Thirty days of interest will be paid to the noteholders on each Distribution Date (except the first Distribution Date) to the extent of the remaining Available Amount and the remaining Available Reserve Amount, in an amount equal to one-twelfth of the product of the applicable Interest Rate and the outstanding principal balance of each class of the notes as of the preceding Distribution Date (after giving effect to any distributions of principal to be made on such Distribution Date). Thirty days of interest will be passed through to certificateholders on each Distribution Date (except the first Distribution
Date) to the extent of the remaining Available Amount and the remaining Available Reserve Amount, in an amount equal to one-twelfth of the product of the Pass-Through Rate and the Certificate Balance immediately preceding such Distribution Date. The "Certificate Balance" means the Original Certificate Balance reduced by all distributions allocable to principal actually made to certificateholders. Payment Shortfalls, to the extent not covered by Monthly Advances and amounts on deposit in the Collection Account, will adversely affect the yield on the securities.

     If an Event of Default occurs and the notes are accelerated, payments of interest on and principal of the Class B Notes will not be paid until the Class A Notes have been paid in full.

     Generally, the excess of the amount of interest at the Contract Rate over the amount of interest payable under such Contract and allocable to pay such Contract's share of interest on the securities and the Servicing Fee would be available to reduce the amount, if any, by which the outstanding principal amount of the securities exceeds the principal balance of the Contracts, to cover losses on Liquidated Contracts or to fund the Reserve Account. The Trust will not receive a full month's interest at the Contract Rate on any Contract which is prepaid in full or which is subject to a Relief Act Reduction, nor will the Servicer make Monthly Advances for any Payment Shortfall which results from a Relief Act Reduction or a prepayment in full of a Contract. The Servicer will not make Non-Reimbursable Payments. As a result, there will be less interest available to the Trust to pay interest on the securities, to cover losses on the Liquidated Contracts and to fund the Reserve Account.

                  THE CIT GROUP/SALES FINANCING, INC., SERVICER

GENERAL

     As of December 31, 1998, CITSF serviced or subserviced for itself and others approximately 285,000 contracts (consisting primarily of recreation vehicle, home equity, recreational boat and manufactured housing contracts), representing an outstanding balance of approximately $8.8 billion. Of this portfolio, approximately 96,000 contracts (representing approximately $2.5 billion outstanding balance) consisted of recreation vehicle retail installment sale contracts and direct loans. CITSF entered into agreements in 1996, 1997 and 1998 to service additional manufactured housing, recreation vehicle, recreational boat and automobile finance contracts for third parties, which increased substantially the total number of contracts serviced by CITSF.

SERVICING

     The following table shows the composition of CITSF's servicing portfolio, including recreation vehicle retail installment sale contracts and direct loans serviced or subserviced by CITSF on the dates indicated:

                                                 THE CIT GROUP/SALES FINANCING, INC.
                                              CONTRACTS BEING SERVICED BY PRODUCT LINE
                                                    (DOLLAR AMOUNTS IN MILLIONS)
                                                  (NUMBER OF ACCOUNTS IN THOUSANDS)
                                                                          AT DECEMBER 31,
                             -------------------------------------------------------------------------------------------------------
                                    1994                 1995                  1996                 1997                1998
                             ------------------   -------------------   -----------------    -----------------   -------------------
                             (NUMBER) (DOLLARS)   (NUMBER)  (DOLLARS)   (NUMBER) (DOLLARS)   (NUMBER) (DOLLARS)  (NUMBER)  (DOLLARS)
RV--Owned ................     39.5   $  847.1      30.0    $  662.5      22.2   $  477.4      19.5    $  416.1     23.6    $  673.1
RV--Bulk Purchases .......      3.5       50.9       2.6        36.1       2.8       32.7       3.5        82.8      7.7        71.0
RV--Servicing(1) .........      4.8      118.3      19.5       445.7      32.6      746.8      71.6     1,910.0     65.0     1,711.7
                              -----   --------     -----    --------     -----   --------     -----    --------    -----    --------
Total RV .................     47.8    1,016.3      52.1     1,144.3      57.6    1,256.9      94.6     2,408.9     96.3     2,455.8
Total MH .................     39.6      878.2      69.3     1,368.5      96.0    1,748.4      89.3     1,836.5     81.2     1,936.9
Total RB .................     --         --         6.0       156.9      13.3      328.1      35.7       948.9     42.4     1,226.5
Home Equity ..............     13.5      570.8      27.1     1,039.0      52.6    2,005.5      57.3     2,446.2     57.0     2,851.8
Other(2) .................      1.3       74.8       0.1         2.1       0.1        3.1       5.1       121.6      8.5       315.2
                              -----   --------     -----    --------     -----   --------     -----    --------    -----    --------
Total Contracts Serviced .    102.2   $2,540.1     154.6    $3,710.8     219.6   $5,342.0     282.0    $7,762.1    285.4    $8,786.2

--------

RV = Recreation Vehicle

MH = Manufactured Housing

RB = Recreational Boat

(1) Includes contracts sold by CITSF in previous securitizations which CITSF is servicing. The 1997 and 1998 amounts also include a third party servicing arrangement entered into in 1997.

(2)  Includes inventory financing receivables.

DELINQUENCY AND LOAN LOSS EXPERIENCE

     The following table sets forth the delinquency experience at December 31 for the years 1994 to 1998 of the portfolio of recreation vehicle retail installment sale contracts and direct loans originated and serviced by CITSF, excluding contracts acquired by CITSF through portfolio purchases, contracts in repossession and contracts serviced by CITSF but not originated by CITSF. Delinquency and loan loss experience for the serviced portfolio was obtained from the monthly servicer reports for prior securitization trusts.

                                                DELINQUENCY EXPERIENCE
                                                 (DOLLARS IN MILLIONS)

                                                                              AT DECEMBER 31,
                                                       --------------------------------------------------------------
                                                        1994         1995          1996          1997          1998
                                                       ------      --------      --------      --------      --------
Number of Contracts (1) (in thousands) .............     44.3          49.5          54.8          64.6          68.7

Principal Balance of Contracts Serviced (1) ........   $965.4      $1,108.2      $1,224.2      $1,512.6      $1,816.0

Principal Balance of Delinquent Contracts (2):
30-59 Days .........................................   $  5.0      $    9.2      $   14.9      $   22.2      $   18.1
60-89 Days .........................................      2.0           3.1           4.3           8.6           7.4
90 Days or More ....................................      2.8           4.5           6.2          12.3          20.1
                                                       ------      --------      --------      --------      --------
Total Principal Balance of Delinquent Contracts ....   $  9.8      $   16.8      $   25.4      $   43.1      $   45.6

Delinquencies as a Percent of Principal Balances (3)     1.01%         1.51%         2.08%         2.85%         2.51%

---------

(1) Includes recreation vehicle retail installment contracts and direct loans sold by CITSF in previous securitizations which CITSF is servicing.

(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a contract due on the first day of a month is not 30 days delinquent until the first day of the next month. A Contract is deemed delinquent only if payments exceeding $65 are contractually past due 30 days or more.

(3) Based on dollar percent delinquent calculated by dividing Total Principal Balance of Delinquent Contracts by Principal Balance of Contracts Serviced.

     The following table sets forth the loan loss experience for the five years ended December 31, 1998 of the portfolio of recreation vehicle retail installment sale contracts and direct loans originated and serviced by CITSF, excluding contracts acquired by CITSF through portfolio purchases and contracts serviced by CITSF but not originated by CITSF. "Net Losses" are equal to the excess of (x) the aggregate principal balance of all defaulted Contracts that the Servicer has liquidated, disposed of the related financed vehicle or deemed all amounts due under such contract to be uncollectible during the period over
(y) any liquidation proceeds or recoveries received during the period. Net Losses include outside collection, repossession and liquidation expenses.

                                  LOAN LOSS/LIQUIDATION EXPERIENCE
                                        (DOLLARS IN MILLIONS)

                                                         YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------
                                          1994        1995         1996         1997         1998
                                         ------     --------     --------     --------     --------
Average Principal Balance of Contracts
    Serviced(1),(2) ..................   $990.3     $1,041.3     $1,166.3     $1,308.8     $1,663.1
Net Losses:
Dollars ..............................   $  4.9     $    4.8     $    9.9     $   13.8     $   14.3
Percentage(3) ........................     0.49%        0.46%        0.85%        1.05%        0.86%

---------

(1)  Excludes contracts in repossession.

(2) Includes recreation vehicle retail installment sale contracts and direct loans sold by CITSF in previous securitizations which CITSF is servicing.

(3)  As a percentage of the Average Principal Balance of Contracts Serviced.

     The data presented in the preceding tables are for illustrative purposes only. Such data relate to the performance of CITSF's entire portfolio of recreation vehicle retail installment sale contracts and direct loans originated and serviced by CITSF and are not historical data regarding the Contracts alone, since the Contracts constitute only a portion of CITSF's portfolio. Additionally, the loss and delinquency experience presented in the preceding tables with respect to recreation vehicle retail installment sale contracts and direct loans securitized by CITSF prior to May 1996 is calculated using the method required by the related transaction documents which differs from the method used by CITSF to calculate losses and delinquencies on the remainder of its owned or subsequently securitized contracts. The securitizations prior to May 1996 require a contract to be reflected as a loss in the month it becomes 120 days delinquent, unless it is in repossession. The data presented in the preceding tables reflect this calculation method for these securitizations. The loss data presented in the preceding tables with respect to CITSF's remaining owned or previously securitized contracts reflects CITSF's general practice of recording a loss when all amounts CITSF expects to recover either by sale or disposition of the related financed vehicle or otherwise have been received. As a result, the data in the preceding tables with respect to contracts securitized prior to May 1996 reflects higher losses and lower 90 day or more delinquencies than would have been reported had these contracts not been securitized. The effect on the data presented in the preceding tables resulting from the difference in the timing of losses for contracts securitized prior to May 1996 will continue to diminish (as evidenced by the higher 90 day or more delinquencies at December 31, 1998) as this portfolio continues to pay off.

     As described in the prospectus, in August 1994, CITSF initiated an underwriting program to provide for a broader range of credit scores with the appropriate pricing intended to compensate for the risk associated with lending to customers with lower credit scores. The continued runoff of contracts originated prior to August 1994 and the seasoning of contracts originated under the underwriting guidelines adopted in 1994 have contributed to the increased loss and delinquency rates experienced during 1996 and 1997. In addition, the delinquency and loss performance of the CITSF portfolio has been and will continue to be influenced by overall economic and other trends including the increasing propensity of consumers to fail to make timely payments on consumer credit obligations and their increasing willingness to seek bankruptcy protection. All of the Contracts were originated under the credit criteria adopted by CITSF in August 1994. Accordingly, the data presented in the preceding tables should not necessarily be considered as a basis for assessing the likelihood, amount or severity of delinquencies or losses on the Contracts and no assurance can be given that the delinquency and loan loss experience presented in the preceding tables will be indicative of the experience on the Contracts.

     CITSF has not significantly changed its recreation vehicle underwriting guidelines since 1994. However, starting in early 1997, marketing efforts have been shifted toward higher credit quality obligors who tend to finance larger ticket recreation vehicles. The originations in this target market have resulted in decreased delinquencies on the overall portfolio as of December 31, 1998.

     In August 1997, CITSF entered into an agreement to provide servicing for approximately 42,000 additional recreation vehicle and recreational boat contracts for another financial institution. CITSF is servicing these contracts at its Asset Service Center, but these contracts are not included in the preceding tables. The addition of these contracts to its servicing portfolio required CITSF to increase staffing levels and reallocate the existing staff at the Asset Service Center in order to service these contracts. The integration of these accounts was a contributing factor to the increased delinquencies experienced during 1997.